SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

        Date of Report (Date of earliest event reported): April 15, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
             (on behalf of PUBLIC STEERS(R) SERIES 1998 HLT-1 TRUST) (Exact name of registrant as specified in its charter)

          Delaware           001-13971                      13-3891329
      (State or other        (Commission                (I.R.S. Employer
      jurisdiction  of        File Number)              identification No.)
       incorporation)

   World Financial Center,                                     10080
     New York, New York                                     (Zip Code)
    (Address of principal
     executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.           Changes in Control of Registrant

                  None.

Item 2.           Acquisition of Disposition of Assets

                  None.

Item 3.           Bankruptcy or Receivership

                  None.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  1. Distribution to holders of Public STEERS(R) Trust Certificates Series 1998 HLT-1 on April 15, 2004.

                                    For information with respect to the
                           underlying securities held by Public STEERS(R) Series 1998 HLT-1 Trust, please refer to Hilton Hotels Corp's (Commission file number 001-03427) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                                    Although we have no reason to believe the
                           information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.           Resignation of Registrant's Directors

                           Not Applicable.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of business acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           99.1 Trustee's report in respect of the April 15, 2004 distribution to holders of the Public STEERS(R) Trust Certificates Series 1998 HLT-1.

Item 8.           Change in Fiscal Year

                           None.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                           None.

                                                  SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              MERRILL LYNCH DEPOSITOR, INC.

Date:  April 23, 2004                         By:  /s/ Michael F. Connor
                                                 -------------------------------
                                                 Name:  Michael F. Connor
                                                 Title: President





                                  EXHIBIT INDEX


         99.1 Trustee's report in respect of the April 15, 2004 distribution to holders of the Public STEERS(R)Trust Certificates Series 1998 HLT-1.